COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2019
Commitments And Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES
14. COMMITMENTS AND CONTINGENCIES
Our commitments and contingencies include the following items:
Environmental bonding in Ghana
The Ghana Environmental Protection Agency ("EPA") requires environmental compliance bonds that provide assurance for environmental remediation at our Bogoso/Prestea and Wassa mining operations. To meet this requirement the Company has environmental bonds totaling $9.6 million and $8.1 million for Wassa and Bogoso/Prestea respectively, with a commercial bank in Ghana. These bonds are guaranteed by Golden Star Resources Ltd. There is also a cross guarantee between Wassa and Bogoso/Prestea. The Company also held cash deposits of $1.1 million and $1.0 million for each operation, which are recorded as restricted cash on the consolidated balance sheets.
Government of Ghana's rights to increase its participation
Under Act 703, the Government of Ghana has the right to acquire a special share in our Ghanaian subsidiaries at any time for no consideration or such consideration as the Government of Ghana and such subsidiaries might agree, and a pre-emptive right to purchase all gold and other minerals produced by such subsidiaries. A special share carries no voting rights and does not participate in dividends, profits or assets. If the Government of Ghana acquires a special share, it may require the Company to redeem the special share at any time for no consideration or for consideration determined by the Company. To date, the Government of Ghana has not sought to exercise any of these rights at our properties.
Royalties
Government of Ghana
The Government of Ghana receives a royalty equal to 5% of mineral revenues earned by Bogoso/Prestea and Wassa.
Asikuma Properties
As part of the acquisition of the Asikuma properties in 2003, the Company agreed to pay the seller a net smelter return royalty on future gold production from Mampon mineral property which is located on the Asikuma property. As per the acquisition agreement, there will be no royalty due on the first 200,000 ounces produced from Mampon. The amount of the royalty is based on a sliding scale which ranges from 2% of net smelter return at gold prices at or below $300 per ounce and progressively increases to 3.5% for gold prices in excess of $400 per ounce. Since the ounces mined at Mampon were below the 200,000 ounces threshold, we are not required to pay a royalty on this property.
Mansiso Properties
Bogoso Gold Limited agreed to grant, transfer and convey to Birim Goldfields (Ghana) Limited a net smelter return royalty of 3.5% for any average gold price above $400 per ounce in respect of all mineral products that may be produced from the land pertaining to the Ghanaian Mansiso mineral property. During the year ended December 31, 2019, the Company accrued $0.7 million (year ended December 31, 2018 - $nil) in royalty payments related to the Mansiso mineral property.
Legal proceedings
The Company is involved in legal proceedings, from time to time, arising in the ordinary course of its business. It is not expected that any material liability will arise from current legal proceedings or have a material adverse effect on the Company’s future business, operations or financial condition.